Exhibit 10.08

DERMA SCIENCES, INC.

AMENDED AND RESTATED STOCK OPTION PLAN

 THIS DERMA SCIENCES, INC. STOCK OPTION PLAN, made, adopted and declared effective July 18, 1991 and amended and restated January 14, 1994, May 22, 1996, July 14, 1998, February 6, 2003, February 24, 2004, March 31, 2006 and November 9, 2007 by Derma Sciences, Inc. (herein referred to as the “Plan”).

        1.   Purpose. The Plan is intended to enable Derma Sciences, Inc. and its subsidiaries (the “Company”) to attract and retain capable officers, other employees, capable outside consultants, advisors and directors, to provide them with incentives to promote the best interests of the Company through the grant of incentive stock options and nonqualified stock options (collectively, “Options”).

        As used in the Plan, the term “incentive stock options” means options which are intended to qualify as incentive stock options within the meaning of §422 of the Internal Revenue Code of 1986, as amended, (the “Code”). The term “nonqualified stock options” means options which are not intended to qualify as incentive stock options.

        2.   Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company whose members shall, inter alia, be “non-employee directors” as this term is utilized in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934.

        Subject to the terms of the Plan, the Committee shall have full and final authority in its absolute discretion to select the persons to whom Options shall be granted under the Plan and to set the date of grant and the other terms of such Options. The Committee also shall have the authority to establish and rescind, from time to time, such rules and regulations, not inconsistent with the provisions of this Plan, for the proper administration of this Plan and Options granted hereunder, and to make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan or in any Option granted hereunder in the manner and to the extent it shall deem desirable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company and its officers, employees, directors and outside consultants and advisors (including former officers, employees and directors) of the Company, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them. No member of the Board of Directors of the Company (the “Board”) or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

        3.   Eligibility. The persons eligible to receive options (“Eligible Individuals”) under the Plan shall be the directors (excluding members of the Committee), officers and other employees of the Company, outside consultants and advisors.

        4.   Stock Subject to the Plan. Subject to adjustment as provided in paragraph 7 hereof, 10,000,000 shares (the “Shares”) of $.01 par value common stock (the “Common Stock”) shall be available for the grant of Options under the Plan, which shares may be authorized but unissued Shares or reacquired Shares, as the Company shall determine.

        If any Option granted under the Plan expires or otherwise terminates, in whole or in part, without having been exercised, the Shares subject to the unexercised portion of such Option shall be available for the granting of Options under the Plan as fully as if such Shares had never been subject to an Option.

        5.   Grants, Terms and Conditions of Options. From time to time until the expiration or earlier termination of the Plan, the Committee may grant Options to Eligible Individuals (such grantees are hereinafter referred to as “Optionees”) under the Plan; provided, however, that grants of incentive and nonqualified stock options shall be separate and not in tandem. Options granted pursuant to the Plan shall be in such form as the Committee shall from time to time approve, and shall be subject to the following terms and conditions:

        (a)   Price. The option price per Share under each Option granted under the Plan shall be determined and fixed by the Committee in its discretion but shall not be less than (i) in the case of an Incentive Stock Option granted to a person who owns more than 10% of the combined voting power of all shares of stock of the Company or any subsidiary on the date of grant, the greater of $.01 or 110% of the fair market value of the Shares on the date of grant of such Option, and (ii) in all other cases the greater of $.01 or 100% of the fair market value of the Shares on the date of grant of such Option. The fair market value of a Share on any day shall mean that amount determined by such method of determining fair market value as shall be permitted by the Code, or the rules or regulations thereunder, and used by the Committee from time to time. For purposes of this paragraph 5 an individual shall be deemed to own any shares of stock of the Company which are attributed to such individual under § 424(d) of the Code.

        (b)   Term. Subject to earlier termination as provided in subparagraphs (c) through (f) below and in paragraph 8 hereof, the duration of each Option shall not be more than ten (10) years from the date of grant; provided that the duration of any Option granted to a person who owns more than 10% of the combined voting powers of all shares of stock of the Company on the date of grant of the Option shall not be more than five (5) years from the date of grant.

        (c)   Exercise and Payment. Except as otherwise provided in paragraph 8 hereof, options shall be exercisable in such installments and on such dates, as the Committee may specify; provided that the Committee may determine that Options will become immediately exercisable in whole or in part in the event of death, disability or termination of employment. Except as otherwise provided in subparagraphs (d) through (f) below, Optionees must be in the employ of the Company at the time of Option exercise. Any Shares which may be purchased upon exercise of an Option (“Option Shares”), the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Options may be exercised, in whole or in part, from time to time, by giving written notice of exercise to Derma Sciences, Inc. at its principal office, specifying the number of Shares to be purchased, and accompanied by payment in full of the aggregate purchase price for the Shares. Only full Shares shall be delivered and any fractional share which might otherwise be deliverable upon exercise of an Option granted hereunder shall be forfeited.

        The purchase price shall be payable: (i) in cash or its equivalent, or (ii) if the Committee, in its discretion, so provides in the stock option agreement or, in the case of nonqualified stock options, if the Committee, in its discretion, so determines at or prior to the time of exercise, in whole or in part through the transfer of Common Stock previously acquired by the Optionee, provided the Common Stock so transferred has been held for the applicable holding period set forth below:

        (i) If such previously acquired shares of Common Stock were acquired through exercise of an incentive stock option and are being tendered as payment of the option price under an incentive stock option, such shares have been held by the Optionee for a period not less than the holding period described in § 422(a)(1) of the Code;

        (ii) If such previously acquired shares of Common Stock were acquired through exercise of an incentive stock option or a nonqualified stock option and are being tendered as payment of the option price under a nonqualified stock option, such shares have been held by the Optionee for more than six months; or

        (iii) If such previously acquired shares of Common Stock were acquired through exercise of a nonqualified stock option and are being tendered as payment of the option price under an incentive stock option, such Shares have been held by the Optionee for more than six months.

        In the event such purchase price is paid, in whole or in part, with shares of Common Stock, the portion of the purchase price so paid shall be equal to the fair market value, as determined by, or in the manner prescribed by, the Committee in accordance with subparagraph (a) above, on the date of exercise of the Option, of the shares of Common Stock so tendered in payment of such purchase price.

        (d)   Death of Optionee. If an Optionee’s employment is terminated by reason of his death prior to the expiration date of his Option, or if an Optionee whose employment is terminated (as described in subparagraphs (e) and (f) below) shall die within three (3) months following his termination of employment but prior to the expiration date of his Option or expiration of the period determined under subparagraphs (e) or (f) below, if earlier, such Option may be exercised by the Optionee’s estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, to the extent of the number of Shares with respect to which the Optionee could have exercised it on the date of his death, or to any greater extent permitted by the Committee, at any time prior to the earlier of: (i) one year following the date of the Optionee’s death, or (ii) the expiration date of such Option (which, in the case of death following a termination of employment pursuant to subparagraphs (e) or (f) below, shall be deemed to mean the expiration of the exercise period determined thereunder).

        (e)   Disability of Optionee. If an Optionee shall become permanently and totally disabled during his employment with the Company and his employment with the Company is terminated as a consequence of such permanent and total disability prior to the expiration date of his Option, such Option may be exercised by the Optionee, to the extent of the number of Shares with respect to which the Optionee could have exercised it on the date of such termination of employment, or to any greater extent permitted by the Committee, at any time prior to the earlier of: (i) one year following the date of the Optionee’s termination of employment, or (ii) the expiration date of such Option. In the event of the Optionee’s legal disability, such Option may be so exercised by the Optionee’s legal representative.

        (f)   Termination of Employment of Optionee. If an Optionee’s employment with the Company is terminated prior to the expiration date of his Option, such Option may be exercised by the Optionee, to the extent of the number of Shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, at any time prior to the later of: (i) three (3) months after the date of termination, or (ii) the expiration date of such Option; provided, however, if an Optionee’s employment is terminated by the Company “for cause” (as defined below), the Optionee shall have no right to exercise his Option on or after the date or such termination. As used herein, termination of an Optionee’s employment by the Company shall be “for cause” if the Board reasonably concludes that the Optionee has materially failed to perform his or her responsibilities to the Company, materially failed to follow directives or policies established by or at the direction of the Board, or conducted himself or herself in a manner materially detrimental to the interests of the Company.

        (g)   Transferability. No option shall be assignable or transferable by an Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, his Options shall be exercisable only by him, or in the event of his legal disability, by his legal representative.

        (h)   Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his Option until the exercise of such Option and his payment for such Shares.

        (i)   Annual Limit on Incentive Stock Options. The aggregate fair market value (determined in accordance with Subparagraph (a) above as of the time an incentive stock option is granted) of the Shares with respect to which incentive stock options are exercisable for the first time by an Eligible Individual during any calendar year (under the Plan and any other incentive stock option plan of the Company) may not exceed one hundred thousand dollars ($100,000), or such other number as may be in effect under the Code from time to time.

        (j)   Option Agreement and Further Conditions. As soon as practicable after the grant of an Option, each Optionee shall enter into, and be bound by the terms of, a stock option agreement (the “Option Agreement”) which shall state the number of Shares to which the Option pertains and specify whether the Option is intended to be an incentive stock option or a nonqualified stock option. The Option Agreement shall set forth such terms, conditions and restrictions regarding the Option not inconsistent with the Plan (and, in the case of incentive stock options, the provisions of § 422(b) of the Code) as the Committee shall determine. Without limiting the generality of the foregoing, the Committee, in its discretion, may impose further conditions upon the exercisability of Options and restrictions on transferability with respect to Shares issued upon exercise of Options.

        (k)   Withholding. The obligation of the Company to deliver Shares upon the exercise of any Option (or cash in lieu thereof) shall be subject to any applicable federal, state and local tax withholding requirements.

        6.   Listing and Registration of Shares. Each Option under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Option or Shares covered thereby upon any securities exchange or under the laws of any jurisdiction, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option, or the exercise thereof, then no such Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, on conditions acceptable to the Company. Each Optionee, or his legal representative or beneficiaries, also may be required to give satisfactory assurance that Shares acquired upon exercise of an Option are being acquired for investment and not with a view to distribution, and certificates representing such Shares may be legended accordingly.

        7.   Adjustments. The number of Shares which may be issued under the Plan, as stated in paragraph 4 hereof, and the number of Shares issuable upon exercise of outstanding Options under the Plan (as well as the exercise price per share under such outstanding Options), shall be equitably adjusted by the Committee to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

        8.   Merger, Liquidation or Sale. In the event of a proposed dissolution, liquidation or sale of substantially all of the assets of the Company, or of a merger or consolidation involving a 50% change of ownership or control of the Company, the Committee shall, in its unlimited discretion, have the power prior to such event: (a) to terminate all outstanding Options upon at least seven (7) days prior notice to each Optionee and, if the Committee deems it appropriate, to cause the Company to pay to each Optionee an amount in cash with respect to each Share to which a terminated Option pertains equal to the difference between the option price and the value, as determined by the Committee in its sole discretion, of the consideration to be received by the holders of shares of Common Stock in connection with such transaction, or (b) to provide for the exchange of Options outstanding under the Plan for options to acquire securities or other property to be delivered in connection with the transaction and in connection therewith to make an equitable adjustment, as determined by the Committee in its sole discretion, in the option price and number of Shares or amount of property subject to the Option and, if deemed appropriate, provide for a cash payment to Optionees in partial consideration for such exchange. Anything hereinbefore or hereinafter to the contrary notwithstanding, upon the approval of the Board of Directors of the Company to implement a dissolution, liquidation, sale of substantially all of the assets of the Company or merger or consolidation involving a 50% change of ownership or control of the Company, all unexercised Options issued hereunder shall become immediately exercisable.

        9.   Acquisitions. Notwithstanding any other provision of this Plan, Options may be granted hereunder in substitution for options held by officers and employees of other corporations who are about to, or have, become employees of the Company as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company. The terms, including the option price, of the substitute options so granted may vary from the terms set forth in this Plan to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

        10.   Amendment or Discontinuance of the Plan. The Board at any time, and from time to time, may suspend or discontinue the Plan or amend it and any outstanding Options in any respect whatsoever; provided, however, that without the approval of the holders of at least a majority of the outstanding shares of Common Stock as may be required by applicable law: (a) the maximum number of Shares with respect to which Options may be granted under the Plan shall not be increased except as permitted under paragraph 7 hereof, (b) the lowest price at which Options may be granted shall not be reduced, and (c) the duration of the Plan under paragraph 14 shall not be extended; and provided further, that no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

        11.   Absence of Rights. The recommendations or selection of an Eligible Individual as a recipient of an Option under the Plan shall not entitle such person to any Option unless and until the grant actually has been made by appropriate action of the Committee, and any such grant is subject to the provisions of the Plan. Further, the granting of an Option to a person shall not entitle that person to continued employment by the Company or affect the terms and conditions of such employment, and the Company shall have the absolute right, in its discretion, to retire such person in accordance with its retirement policies or otherwise to terminate his employment, whether or not such termination may result in a partial or total termination of this Option.

 IN WITNESS WHEREOF, this amendment and restatement of the Plan has been executed November 9, 2007.

DERMA SCIENCES, INC.
By:	/s/ Edward J. Quilty
Edward J. Quilty President and Chief Executive Officer

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